NOTICE OF DEFAULT May 11, 2016 BY OVERNIGHT COURIER TerraForm Global Operating, LLC 7550 Wisconsin Avenue, 9th Floor Bethesda, Maryland 20814 Attn: Rebecca Cranna, EVP & Chief Financial Officer Re: Notice of Default Dear Ms. Cranna: Reference is made to that certain Indenture, dated as of August 5, 2015 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between TerraForm Global Operating, LLC (“Issuer”), the Guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 9.75% Senior Notes due 2020 (the “Notes”). Capitalized terms used but not defined in this letter shall have the meanings assigned to such terms in the Indenture. The undersigned are the beneficial holders (“Holders”) collectively of approximately 25.6% of the non-treasury Notes in the outstanding principal amount of over $191.4 million. The undersigned are willing to make their individual holdings available to the Issuer on a confidential basis upon request. The Issuer has failed to comply with its obligations under Section 4.03(a)(1) of the Indenture by failing, among other things, to timely furnish an annual report of the Issuer for the fiscal year 2015 containing substantially all of the financial information that would be required to be contained in an annual report on Form 10-K under the Exchange Act, including, among other things, audited financial statements prepared in accordance with GAAP and a report on the annual financial statements by the Issuer’s independent registered public accounting firm. Notwithstanding Section 4.03(f), such non-compliance constitutes an immediate default under Section 6.01(3) of the Indenture. The undersigned hereby provide written notice of such default to the Issuer and the Trustee pursuant to Section 6.01(3). Pursuant thereto, failure to comply with Section 4.03(a)(1) within 90 days after this written notice is given shall constitute an Event of Default under the Indenture.

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, Roystone Capital Master Fund Ltd. /s/ Laura Roche By: Laura Roche Title: COO/CFO Roystone Capital Management LP its Investment Manager

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, NPB Manager Fund SPC – Segregated Portfolio 100 /s/ Laura Roche By: Laura Roche Title: COO/CFO Roystone Capital Management LP its Sub Advisor

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Credit Opportunities Master Fund Ltd. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Distressed Master Fund 2014 Ltd. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Distressed Fund 2014 LP /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree E Distressed Debt Master Fund II LP /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree E Distressed Debt Fund II LP /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Entrust Master Fund SPC on behalf of and for the account of Segregated Portfolio I /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Master Fund II, Ltd. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Master Fund, Ltd. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GN3 SIP Limited. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree Multi-Sector Master Fund ICAV - GoldenTree Multi-Sector Master Fund Portfolio A /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GoldenTree NJ Distressed Fund 2015 LP /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, GT NM, L.P. /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, Gold Coast Capital Subsidiary X Limited /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, Stellar Performer Global Series: Series G - Global Credit /s/ John DeMartino By: John DeMartino Title: Authorized Signer

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, KINGDON ASSOCIATES KINGDON CREDIT MASTER FUND L.P. KINGDON FAMILY PARTNERSHIP, L.P. M. KINGDON OFFSHORE MASTER FUND L.P. By: Kingdon Capital Management, L.L.C., In its capacity as agent and investment adviser /s/ Mark Kingdon By: Mark Kingdon Title: Managing Member

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, Knighthead Master Fund, L.P. By: Knighthead Capital Management, LLC, its Investment Manager By: /s/ Laura Torrado Name: Laura Torrado Title: Authorized Signatory Knighthead (NY) Fund, L.P. By: Knighthead Capital Management, LLC, its Investment Advisor By: /s/ Laura Torrado Name: Laura Torrado Title: Authorized Signatory Knighthead Annuity & Life Assurance Company By: Knighthead Capital Management, LLC, its Investment Advisor By: /s/ Laura Torrado Name: Laura Torrado Title: Authorized Signatory

Terraform Global Operating, LLC Page 2 Nothing contained in this letter shall be construed in any manner to amend or otherwise modify any terms or conditions of the Indenture or to waive any rights or remedies of the Holders thereunder. The undersigned Holders hereby expressly reserve any and all of their rights, powers, privileges and remedies thereunder, including with respect to other defaults that may exist under the Indenture, and no prior or subsequent course of conduct by the Holders should be deemed to limit, impair or otherwise adversely affect any of the foregoing, impose any obligations on the Holders, or waive any obligations or defaults by Issuer. Sincerely, P. Schoenfeld Asset Management LP /s/ Alan Chan By: Alan Chan Title: Deputy Chief Compliance Officer

Terraform Global Operating, LLC Page 3 cc: Matthew Feldman, Willkie Farr & Gallagher LLP Yana Kravtsova, General Counsel and Secretary Michael H. Torkin, Sullivan & Cromwell Andrew G. Dietderich, Sullivan & Cromwell Andrea L. Nicolas, Skadden, Arps, Slate, Meagher & Flom LLP J. Eric Ivester, Skadden, Arps, Slate, Meagher & Flom LLP Rick Prokosch, U.S. Bank National Association